Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the Quarterly Report of Orchid Island Capital, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2013 as filed with the Securities and Exchange Commission on or about the date hereof (the Report”), I, Robert E. Cauley, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2013	/s/ Robert E. Cauley
Robert E. Cauley, Chairman of the Board and Chief Executive Officer